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                                                                  EXHIBIT 23.1.5



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by
reference in this Form S-4 Registration Statement (Registration No.       ) of
our report dated February 6, 1998 on the consolidated financial statements of Stratosphere Corporation for the year ended December 28, 1997 included within Grand Casinos Inc.'s Form 10-K for the year ended December 28, 1997.



                                          ARTHUR ANDERSEN LLP



Las Vegas, Nevada
October 13, 1998